 INCORPORATED UNDER THE LAWS
 OF THE STATE OF OREGON

 SEE REVERSE FOR
 CERTAIN DEFINITIONS

 CUSIP 218725 10 9

 THIS CERTIFIES THAT
 is the registered holder of

 FULLY PAID SHARES OF THE COMMON STOCK, NO PAR VALUE PER SHARE, OF

 CORILLIAN CORPORATION
 transferable on the books of the Bank by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed.
        This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
 WITNESS the facsimile seal of the Bank and the facsimile signatures of its duly authorized officers.

 Dated:





SECRETARY AND
CHIEF FINANCIAL OFFICER

CHAIRMAN OF THE BOARD AND
CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR
BY





AUTHORIZED SIGNATURE

 CORILLIAN CORPORATION

 The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM -
 TEN ENT -
 JT TEN -

 as tenants in common
 as tenants by the entireties
 as joint tenants with right of
 survivorship and not as tenants
 in common


 (Oregon Custodians use the following)
 (Name) CUST UL OREG (Name) MIN-D                                         as
 Custodian under
                                                        the laws of Oregon, for
                                                        a minor

 (Name) CUST (Name) (State) UNIF GIFT MIN ACT-D                    Custodian

 (Cust)                                     (Minor)

                                                           Under

 Uniform Gifts to Minors Act

 (State)


 Additional abbreviations may also be used though not in the above list.


 FOR VALUE RECEIVED,                                        hereby sell, assign
 and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

X
X
NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed


By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
COR

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